Income taxes	12 Months Ended
Dec. 31, 2022
Disclosure of Income Tax [abstract]
Income taxes
6. Income taxes
Income before taxes
(USD millions)	2022	2021	2020

Switzerland [1]	5 986	22 028	9 786

Foreign	2 385	4 109	92

Income before taxes	8 371	26 137	9 878

[1] The 2021 income before taxes in Switzerland includes a USD 14.6 billion non-taxable gain on the divestment of the Group’s investment in Roche Holding AG (see Note 2 and Note 4).
Current and deferred income tax expense
The significant components of the provision for income taxes are as follows:
(USD millions)	2022	2021	2020

Switzerland	-617	-958	-932

Foreign	-1 454	-1 470	-1 168

Current income tax expense	-2 071	-2 428	-2 100

Switzerland	-142	23	-137

Foreign	797	286	430

Deferred tax income	655	309	293

Income tax expense	-1 416	-2 119	-1 807

Analysis of tax rate
Novartis has a substantial business presence in many countries and is therefore subject to income taxes in different tax jurisdictions. This leads to differences in income and expense items that are non-taxable or non-deductible (permanent differences) or are taxed at different statutory tax rates in those tax jurisdictions. As a result, there is a difference between our applicable tax rate and effective tax rate.
The applicable tax rate changes from year to year due to changes in the mix of the Group’s pre-tax income and changes in statutory tax rates since it is calculated as the weighted average tax rate based on the pre-tax income of each subsidiary.
The main elements contributing to the difference between the Group’s overall applicable tax rate and the effective tax rate are shown in the following table:
(As a percentage)	2022	2021	2020

Applicable tax rate	16.8	14.8	13.6

Effect of disallowed expenditures	2.6	1.0	4.6

Effect of utilization of previously unrecognized tax losses brought forward from prior periods	0.0	0.0	-0.3

Effect of income taxed at reduced rates	-0.3	-0.1	-0.3

Effect of income not subject to tax [1]	-0.1	-7.5	-0.7

Effect of tax credits and allowances	-3.8	-1.4	-2.3

Effect of release of contingent consideration liability	-0.5	-0.1	-0.2

Effect of tax rate change on current and deferred tax assets and liabilities	-0.1	0.0	0.3

Effect of derecognition and reversals of derecognition of deferred tax assets	1.2	0.0	0.2

Effect of write-down and reversal of write-down of investments in subsidiaries	0.0	0.0	-0.8

Effect of prior-year items	-0.4	0.1	2.3

Effect of changes in uncertain tax positions	1.4	1.3	2.0

Effect of other items	0.1	0.0	-0.1

Effective tax rate	16.9	8.1	18.3

[1] 2021 includes the effect of income not subject to tax (-7.3%) arising from the non-taxable gain on the divestment of our investment in Roche. See Notes 2 and 4 for further details.
Our effective tax rate fluctuates based primarily on, among other factors, changes in pre-tax income between countries with varying statutory tax rates, income taxed at reduced tax rates, effect of disallowed expenditures, effect of income not subject to tax, effect of tax credits and allowances, effect of prior-year items, changes in the measurement of deferred tax assets, changes in uncertain tax positions and changes in tax laws. The table above provides the details of the significant items that impact the comparability of the effective tax rate between years.
The utilization of tax-loss carry-forwards lowered the tax charge by USD 1 million in 2022, by USD 5 million in 2021, and by USD 29 million in 2020.